Investment Thesis FINANCIAL DATA AS OF December 31, 2018 DATED: February 5, 2019 Exhibit 99.1

Executive Summary SLIDES 2 TO 21

Forward-Looking Statements; Non-GAAP; New Accounting Standards Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein Financial, Inc. (“Klein”) that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected;  market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. New Accounting Standards: For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Snapshot of Old National Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 191 financial centers 229 ATMs Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions)1 $2,865 P / TBV 182% Dividend Yield 3.2% LTM Average Daily Volume (actual) 891,943 Total Assets $19,728 Core Deposits $14,171 Trust Assets Under Management $10,413 4Q18 ROAA As Reported / Adjusted1 1.01% /1.15% 4Q18 ROATCE1 As Reported / Adjusted1 13.84% / 15.62% Investment services Capital markets Loan Mix Deposit Mix 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended December 31, 2018 Market data as of February 1, 2019 $ in millions, except as noted Loans to Total Deposits 85.4% Loan Yields 4.78% Cost of Total Deposits 0.40% Risk Weighted Assets / Total Assets 72.2% Tangible Book Value $9.00 Noninterest Income / Total Revenue (FTE) 28.0% Efficiency Ratio As Reported / Adjusted1 70.33% / 63.31% Net Charge-Offs (Recoveries) / Average Loans 0.02% 90+ Day Delinquent Loans 0.01% Non-Performing Loans / Total Loans 1.43% Allowance to Nonperforming Loans 32% Key Financial Metrics2

Old National’s Footprint 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana1 $7.2 billion deposits 51% of total franchise Michigan $1.3 billion deposits 9% of total franchise Wisconsin $1.4 billion deposits 10% of total franchise Kentucky $0.8 billion deposits 6% of total franchise Minnesota $3.4 billion deposits 24% of total franchise Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 1 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high risk customer analysis

Old National’s Top 10 MSAs Demographics in Top 5 (56% of deposits) and Top 10 (69% of deposits) markets are better than national averages Expansion markets tend to be much better than national average demographics Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Quality Low-Cost Deposit Base Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 215bps+ positive operating leverage 2018 vs. 2017; Continued branch rationalization and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, sold and/or consolidated 201 branches since 12-31-2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations Below peer cost of total deposits (40bps) and deposit beta (14.7% since 3Q15)

Franchise Evolution Built a Better Bank… Source: S&P Global Market Intelligence

… With Improved Scale Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 25% increase 78% increase

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations – Adjusted ONB includes the 4Q18 impact of the $7.6mm in incentive compensation annual true-ups and benefit adjustments Peer Group data per S&P Global Market Intelligence and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 2010 3Q18 2010 3Q18 2010 4Q18 2010 4Q18 2010 3Q18 2010 4Q18 2010 4Q18 2010 3Q18 ROATCE1

Deposit Composition Deposit Growth 2012 – 2018 CAGR: 11.7% Cost of Total Deposits Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group $ in millions 1 As of December 31, 2018 Quality Low-Cost Deposit Franchise

Low Deposit Betas Deposit Beta1 Analysis – 3Q 2015 to Most Recent Quarter 1 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in the end of period fed funds target rate since 3Q15 2 ONB & Peer data as of 09/30/18 3Last rate hike cycle from 1Q04 to 2Q07 Source: S&P Global Market Intelligence; 1 Peer with no financial disclosure 4 As of 9/30/2018 Banks with $10-$25bn in Assets (Median) 4

Improved Balance Sheet Mix Increase of 13.4% 1 Includes loans held for sale

Credit $ in millions

Strong Credit Culture Peer Group data per S&P Global Market Intelligence as of 09/30/2018 - See Appendix for definition of Peer Group 1 Excludes loans held for sale 2 Source: Regulatory Call Report Legal lending limit at December 31, 2018 of $265 million per borrower 3 and 10-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 198% 193% 221% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $312,000 Commercial Real Estate $592,000 3-Year 10-Year

Low-Risk Balance Sheet Implies $1.4 billion increase in RWA to meet peer average Peer Group data as of 3Q18 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group Risk Weighted Assets / Total Assets

Fourth-Quarter 2018 Key Performance Indicators Earnings: Net income of $47.5mm and earnings per share of $0.28 Loans and Deposits2: Total loans increased to $12.3bn with $1.0bn acquired in the Klein partnership2 Organic loan balances in 4Q18 impacted by higher payoffs in commercial and continued planned runoff in indirect consumer; commercial loan production was $594.0mm (second highest in company history) while the commercial pipeline remained strong at $1.5bn Total deposits increased to $14.3bn with $1.7bn assumed with the Klein partnership, along with organic growth, offset slightly by the sale of 10 Wisconsin branches2 Low cost of total deposits at 40 bps, up 4 bps from 3Q18, with a 14.7% deposit beta3 through the cycle Operating Leverage and Expense Management: Positive adjusted operating leverage1 of over 30 bps year-over-year 15.5% year-over-year increase in adjusted revenue1 15.1% year-over-year increase in adjusted noninterest expense1 Efficiency Ratio: Adjusted efficiency ratio1 of 63.31% improved 464 bps from the third quarter of 2018 Return Profile: Pre-provision net revenue return on average assets1 was 1.21% Adjusted pre-provision net revenue return on average assets1 was 1.42% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances 3 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in end of period fed funds target rate since 3Q15

Full-Year 2018 Key Performance Indicators Earnings: Net income of $190.8mm, a 99.4% increase over 2017 Earnings per share of $1.22, an increase of 76.8% Loans and Deposits2: Total loans increased $1.1bn3 with the Klein partnership adding $1.0bn Total deposits increased $1.7bn with the Klein partnership adding $1.7bn and the sale of $230.6mm with the Wisconsin branch sale Low cost of total deposits at 32 bps, up 13 bps from 2017, with a 14.7% deposit beta4 through the cycle Operating Leverage and Expense Management: Positive adjusted operating leverage1 of over 215 bps 2018 vs. 2017 14.4% year-over-year increase in adjusted revenue1 12.2% year-over-year increase in adjusted noninterest expense1 Efficiency Ratio: Adjusted efficiency ratio1 of 61.56% improved 134 bps from 2017 Return Profile: Pre-provision net revenue return on average assets1 was 1.28% Adjusted pre-provision net revenue return on average assets1 was 1.49% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances 3 Net of student loans sold: annualized 4 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in end of period fed funds target rate since 3Q15

Branch Actions Sold 10 Wisconsin branches October 26, 2018 Approximately $230.6 million in deposits No loans were associated with the deal Consolidation of 10 branches in 2018 9 in late 2Q18 and 1 in early 3Q18 Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 71 branches since January 2014 Increased core deposits per branch by 119% since 2009 Launched new online and mobile solution January 2016 Increased mobile users by over 410%

Outlook for 2019 Category 4Q18 Adjusted Results1 (includes only 2 months of Klein) Commercial Loan Production Strong production of $594mm, 2nd highest in Company history Net Interest Margin FTE NIM was 3.64%, including 27 bps of accretion income Noninterest Income $44.6mm, excluding securities and other gains2 with Klein contributing $2.8mm Noninterest Expense $126.9mm, excluding amortization of tax credit investments and other charges3 with Klein contributing $7.4mm; also include $7.6mm in IC true-up Tax Rate/Credits FTE income tax rate was 11.7% with $1.1m in tax credit amortization M&A/Branch Actions Sold 10 WI branches 10-26-18 KFI closed 11-1-18 Client/associate retention as expected Cost saves remain on track 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Other gains related to branch actions 3 Excludes charges relate to branch actions, mergers, and severance Expect strong commercial loan production to continue FTE NIM, excluding accretion income, should benefit from low-cost deposits and improving asset yields; yield curve dynamics remain challenging Noninterest income will include Klein operations; remain subject to normal seasonal patterns Noninterest expenses will include Klein operations and following normal seasonal trends in salaries (1Q payroll tax reset/2Q annual merit); majority of Klein cost saves expected in 2H19 Full-year 2019 tax rates expected to be ~24% FTE and ~21% GAAP; immaterial impact from tax credit business given fund structure Klein conversion set for 2Q19; continued footprint consolidations Driving shareholder value

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF December 31, 2018 DATED: February 5, 2019

Fourth Quarter 2018 Results Performance Drivers Net income decline of $3.8mm vs. 3Q18 Credit metrics remain strong – net charge-offs of 0.02% Reported noninterest income includes $14.0mm net gain on the sale of 10 Wisconsin branches Reported noninterest expense includes $14.8mm in merger charges, $7.5mm in Foundation funding and $7.6mm in incentive compensation annual true-ups and benefits adjustments Adjusted EPS includes the $7.6mm in incentive compensation annual true-ups and benefit adjustments $ in millions, except per-share data 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 increased 16.1% Y/Y Improvement driven by successful execution of our stated strategy Improved balance sheet mix Low cost core deposit funding Strong expense management Positive operating leverage continues 30 bps Y/Y improvement 215 bps YTD improvement 1 Up 16.1% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation – includes the 4Q18 impact of the $7.6mm in incentive compensation annual true-ups and benefit adjustments Up 18.3%

Average Earning Asset Mix $ in millions 1 On the available-for-sale (AFS) portfolio 2 Since 3Q15 Loans Loans: 73% of earning assets Total commercial loans: 49% of earning assets, up 3.7% Y/Y Indirect auto: 6% of earning assets, down 1.6% Y/Y Securities Duration of 4.00 vs. 4.49 in 3Q18 4Q18 yield was 2.98% 4Q18 new money yield was 3.63% Estimated NTM cash flows of $641mm Net unrealized pre-tax loss of $49mm1 Net unamortized premium of $51mm Asset yields Increased 11 bps from 3Q18, excluding accretion income Increased 60 bps through the current interest rate cycle2, excluding accretion income Up ~ 4% Down ~ 2%

Loans $ in millions 1 Reflects closing of Klein Partnership Average Balances Period-End Balances Quarterly commercial production of $594.0mm, 2nd highest in company history Commercial pipeline at quarter end was $1.5bn Line utilization was 36.3% at quarter end Loan yields increased 22 bps +11 bps accretion income +16 bps loan coupons/mix/volume/days - 5 bps interest collected on nonaccruals 4Q18 new production average yields Commercial & industrial: 5.22% Commercial real estate: 4.91% Residential real estate: 4.69% Indirect lending: 4.01% Klein added $1.0bn total loans and $26mm in commercial loan production in 4Q18 1

Commercial Loan Portfolio Concentrations As of December 31, 2018 $ in millions 1 Includes held for sale Total C&I and CRE - $8,192 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of December 31, 2018 $ in millions CRE - $4,959 (Classed by Property Type) Multifamily by Product Type - $958 Multifamily by State - $958 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions as of December 31, 2018 Total portfolio average original loan term of 70 months and weighted average FICO score of 764 Total portfolio LTV of 87% Total Portfolio yield of 3.47% 30+ Days Delinquency at 12/31/2018 is 0.88% Loans are originated within the ONB footprint

Investment Portfolio Purchases 4Q181 1 Data as of December 31, 2018 Security Purchases by Month October November December Total Book Value $ 19,695,648 $ 4,913,512.8899999997 $ ,178,471,504.97 $ ,203,080,665.86000001 Market Value $ 19,695,648 $ 4,913,512.8899999997 $ ,178,471,504.97 $ ,203,080,665.86000001 Gain/Loss $ - $ - $ - $ - Number of Securities 7 3 8 18 Effective Duration 5.35 * 3.7109999999999999 * 3.02 3.27 * T/E BK Yld. 4.0149999999999998E-2 * 3.7530000000000001E-2 * 3.5799999999999998E-2 3.6299999999999999E-2 * Portfolio Assessment Q4 2018 Purchases- Book Value % of Total T/E BK Yld. Effec. Dur Treasuries 0 0 0 0 Agencies 10,288,454.500000002 5.0661910410972698E-2 3.227E-2 * 0.89500000000000002 * Pools 25,038,560.969999999 0.12329367182231474 3.7760000000000002E-2 4.109 CMO ,158,816,035.19 0.7820342449511406 3.5900000000000001E-2 * 3.05 * Municipals 6,365,271.3999999994 3.1343561796217952E-2 4.6100000000000002E-2 8.625 Corporates 2,572,343.7999999998 1.2666611019353881E-2 3.7229999999999999E-2 4.0380000000000003 ABS 0 0 0 0 Equity 0 0 0 0 Total ,203,080,665.86000001 1 3.6299999999999999E-2 * 3.27 * *Excludes bonds that matured during quarter **All information reflects settlement date accounting - May not balance to GL Total 203080665.86000001 1 3.6299999999999999E-2 3.27 ABS 0 0 0 0 Corporates 2572343.7999999998 1.2666611019353881E-2 3.7229999999999999E-2 4.0380000000000003 Municipals 6365271.3999999994 3.1343561796217952E-2 4.6100000000000002E-2 8.625 CMOs 158816035.19 0.7820342449511406 3.5900000000000001E-2 3.05 Pools 25038560.969999999 0.12329367182231474 3.7760000000000002E-2 4.109 Agencies 10288454.500000002 5.0661910410972698E-2 3.227E-2 0.89500000000000002 Treasuries 0 0 0 0

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.98% in 4Q18 vs. 2.82% in 3Q18

Stable Funding Costs Average Balances Period-End Balances 14.7% deposit beta2 through the current interest rate cycle Total deposit costs of 40 bps Total Interest-bearing deposit costs were 56 bps, up 7 bps from 3Q18 Sale of 10 Wisconsin branches with approximately $230.6mm in deposits closed October 26, 2018 Klein added $1.7bn in deposit balances in 4Q18 $ in millions 1 Reflects closing of Klein Partnership 2 Deposit beta defined as the increase in cost of interest bearing deposits divided by the increase in end of period fed funds target rate since 3Q15 1

Key Performance Drivers NIM increased 13 bps vs. 3Q18 + 9 bps interest rate increase/volume/mix + 8 bps accretion - 4 bps interest collected on nonaccruals Nil change due to # of days Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

$ in millions Change to Net Interest Income based on a two year time horizon Modeled Interest Rate Sensitivity Interest Rate Sensitivity models use a 40% beta with no lag on non-maturity, interest bearing deposits in increasing rate scenarios 19% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.00 at 12/31/2018, compared to 4.49 at 9/30/2018 40% of C&I and CRE loans reprice within one year 12% of loans have floors; less than 1% of these loans are currently below their floor rates

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers Adjusted noninterest income1 $2.8mm contribution from 2 months of Klein partnership Normal seasonal decline in mortgage banking revenue $1.9mm decrease in capital markets income Mortgage revenue 4Q18 net gains on sales and fees was $1.8mm and net servicing income was $2.1mm 4Q18 production was $186mm 81% purchase / 19% refi 59% sold in secondary market YTD 2017 YTD 2018

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers Adjusted noninterest expense1 Includes $7.4mm in expenses from 2 months of the Klein partnership Includes $7.6mm in incentive compensation annual true-ups and benefit adjustments Reflects ongoing focus on disciplined expense management Adjusted Efficiency Ratio1 of 63.31% 27 bps improvement from fourth quarter of 2017 Includes impact of the $7.6mm in incentive compensation annual true-ups and benefit adjustments YTD 2017 YTD 2018

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $60.0 1 – Minimal Risk $52.5 2 – Modest Risk $47.5 3 – Average Risk $40.0 4 – Monitor $32.5 5 – Weak Monitor $22.5 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at December 31, 2018 of $265 million per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation The estimated $39.3 million deferred tax asset revaluation recorded in 4Q17 reduced TBV by $0.26

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches 2018 Klein Financial, Inc. $1.9B 18 Branches

Transforming Old National's Landscape


Acquired Monroe Bancorp– Enhanced Bloomington, IN presence January, 2011
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Sold non-strategic market – Chicago-area - 4 branches
Consolidation of 21 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Acquired 24 MI / IN branches July, 2013
Sold 12 branches
Consolidation of 22 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp— Entering Ann Arbor, MI July, 2014
Consolidation of 4 branches
Acquired LSB Financial Corp– Enhancing Lafayette, IN presence November, 2014
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Consolidation of 23 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Consolidation of 5 branches
Acquired Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
Consolidation of 29 branches
Sold 10 branches in Wisconsin
Consolidation of 10 branches
Acquired Klein Financial, Inc. Minneapolis November, 2018
2011
2012
2013
2014
2015
2016
2017
2018

Acquired 223

Sold 43

Consolidated 158

OLD NATIONAL BANCORP | 41

Creating Minnesota’s Preeminent Community Bank Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018 “Out-product Small Banks, Out-service Large Regionals” Highly complementary footprint and business mix that creates a $3B+ Minneapolis franchise #7 deposit market share ranking in Minneapolis Franchise supports future growth (64% L/D) with a strong, low-cost core deposit base (22 bps total cost) ONB Klein Minneapolis MSA – Deposit Market Share 90 35 94 “A Perfect Fit”

Klein Improves Low Cost Deposit Franchise Source: S&P Global Market Intelligence and proforma for Klein partnership (using Klein’s 9-30-18 Call Report) & sale of 10 Wisconsin branches 1 Deposit beta calculated as change in cost of interest-bearing deposits over change in federal funds rate Cost of Interest-Bearing Deposits vs. Fed Funds Q3’15 – 3Q18 Deposit Beta 1 Klein’s cost of total deposits has remained stable despite an increasing rate environment 8 bps decrease in IBD deposits versus a 200 bps increase in the Fed Funds rate this cycle Deposit beta of 4.0%1 since the third quarter of 2015 Positioned for growth with a 64% loan-to-deposit ratio as of September 30, 2018; Proforma total ONB 88% loan-to-deposit ratio by the numbers Population: 6.7 million Total Resident Labor Force:3.3 million Unemployment Rate:3.6% (Dec. ‘18, Seasonally Adjusted) GDP: $368.0B Exports:$37.8B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for manufacturing workforce – Business Facilities, 2018 #2 state for Cost of Doing Business and Infrastructure – CNBC, 2018 3rd in the U.S. for regulatory environment – Forbes, 2018 #5 state for cost of doing business – CNBC, 2018 5th state for business – Chief Executive, 2018 7th state for best business climate – Business Facilities, 2018 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 7th “10 Big Cities with the Fastest Growing Economies” – Forbes 2018 13th best large city to start a business – Wallet Hub, 2018 7th “Best Places to Live” – U.S. News and World Report, 2016 Ann Arbor, Michigan Highest median household income MSA in Michigan 2.6% unemployment rate vs. US rate of 3.7% (Nov, ‘18) 1st “Best Places to Live” – Livability.com, 2018 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 7th “Best Places to Live” – Livability.com, 2018 2.0% unemployment rate vs. US rate of 3.7% (Nov, ‘18) Sources: S&P Global Market Intelligence, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.0% unemployment rate vs U.S. rate of 3.7% (Nov, ‘18) 1st “Best Place to Find a Manufacturing Job” – ZipRecruiter, 2018 Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: S&P Global Market Intelligence, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.7 million	MSA Population: 2.1 million	MSA Population: 1.6 million	MSA Population: 1.3 million	MSA Population: 1.1 million
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
35 Branches, Loans $2.7B Core Deposits: $3.4B	17 Branches, Loans: $746M Core Deposits: $927M	4 Branches, Loans: $806M Core Deposits: $177M	5 Branches, Loans: $794M Core Deposits: $256M	4 Branches, Loans: $287M Core Deposits: $305M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	Kalamazoo, MI
MSA Population: 665K	MSA Population: 521K	MSA Population: 439K	MSA Population: 372K	MSA Population: 341K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: automotive component manufacturing, pharmaceutical and medical products
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn
19 Branches, Loans: $623M Core Deposits: $842M	1 Branch, Loans: $110M Core Deposits: $37M	6 Branches, Loans: $343M Core Deposits: $377M	11 Branches, Loans: $671M Core Deposits: $683M	6 Branches, Loans: $214M Core Deposits: $355M

Sources: Population from S&P Global Market Intelligence; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of December 31, 2018, and based on ONB's internal regional reporting structure

OLD NATIONAL BANCORP 47

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2018, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2018 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value Long Term Incentive Plan (CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Board of Directors

Director	Market	Background
Alan W. Braun	Evansville, IN	Senior Advisor to Industrial Contractors Skanska with 45+ years as a construction executive; formerly Chairman, President and CEO of Industrial Contractors, Inc.
Andrew E. Goebel	Evansville, IN	34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation
Jerome F. Henry Jr.	Ft. Wayne, IN	Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972
Robert G. Jones, Chairman	Evansville, IN	Chairman and CEO of Old National Bancorp; formerly with KeyCorp for 25 years
Ryan C. Kitchell	Indianapolis, IN	Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels
Phelps L. Lambert	Henderson, KY	Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer
Randall T. Shepard	Indianapolis, IN	Former Chief Justice of the Indiana Supreme Court, serving for 25 years
Rebecca S. Skillman, Lead Director	Bloomington, IN	Chairman of Radius Indiana, an economic development regional partnership. Formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator
Kelly N. Stanley	Muncie, IN	30+ years in the healthcare industry, most recently serving as President and CEO of Cardinal Health Systems, Inc. Former Chairman of Ball Memorial Hospital, Inc.
Derrick J. Stewart	Evansville, IN	President & CEO of YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana
Katherine E. White	Ann Arbor, MI	A Colonel in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents
Linda E. White	Evansville, IN	Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

OLD NATIONAL BANCORP 50

Appendix

Non-GAAP Reconciliations $ in millions, except per-share data

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Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations $ in millions, except per-share data

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Non-GAAP Reconciliations $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com